                                                       EXHIBIT 10.77



                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (as amended, restated, or otherwise modified from time to time, this "Agreement"), dated as of April 12, 2000, is made by ______________________ ("Debtor"), in favor of MCI WORLDCOM NETWORK SERVICES, INC., a Delaware corporation ("Agent"), for itself and as collateral agent for MCI WorldCom, Inc., and its subsidiaries and affiliates, with its principal office at 6929 North Lakewood, Mail Drop 5.2-510, Tulsa, Oklahoma 74117, (collectively, "WorldCom").

                              W I T N E S S E T H:

         WHEREAS, WorldCom provides telecommunications services to Debtor pursuant to the Service Agreements; and

         WHEREAS, Debtor is in default to WorldCom for, INTER ALIA, failure to pay its obligations to WorldCom in a timely manner (the "Past Due
Indebtedness"); and

         WHEREAS, Debtor and WorldCom have agreed to restructure certain of the Past Due Indebtedness due to MCI WorldCom Network Services, Inc., as of February 3, 2000, pursuant to the terms and conditions of the Workout Agreement between the parties of even date herewith (the "Workout Agreement"); and

         WHEREAS, specifically, Debtor and WorldCom have agreed to restructure Debtor's outstanding trade payables due WorldCom as of February 3, 2000 in the aggregate amount of $56,017,698.87 into a Promissory Note, of even date herewith (the "Note"), which contemporaneously herewith will be executed and delivered by Debtor to WorldCom; and

         WHEREAS, Debtor has agreed to secure its performance and payment of (a) all obligations for the provision of services by WorldCom to Debtor pursuant to any, and all related notes, instruments, documents, or agreements and any amendments, extensions, renewals or replacements to or of any of the foregoing; and (b) all other obligations and indebtedness of Debtor to WorldCom of whatever kind and however created, whether presently existing or hereafter arising.

         NOW, THEREFORE, for and in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Agent, for WorldCom's benefit, as follows:

                                     ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS. Unless otherwise defined in this Agreement, terms used herein shall have the meanings set forth in the Workout Agreement, or Credit Agreement, in that order. Unless the context indicates otherwise or the terms are otherwise defined herein, definitions in the Uniform Commercial Code as enacted in the State of Oklahoma (the "UCC") apply to words and phrases in this Agreement. "Debtor" includes, without limitation, such Person, such Person's heirs, successors and assigns, such Person as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets under any law.


                                     ARTICLE II

                           GRANT OF SECURITY INTEREST

         2.1 ASSIGNMENT AND GRANT OF SECURITY INTEREST. Debtor hereby, in partial consideration for WorldCom's agreement to restructure the Past Due Obligations and to induce WorldCom to enter into such restructuring which will facilitate the pending merger between the Debtor and World Access, Inc., assigns and pledges to Agent, for the benefit of WorldCom, a security interest in the entire right, title, and interest of Debtor in and to all assets of Debtor, whether now owned or hereafter acquired, including, but not limited to, the following property, wherever located, whether now owned or hereafter acquired by the Debtor (collectively, the "Pledged Collateral")1, to secure payment of the Obligations and performance by the Debtor of its obligations hereunder, under the WorldCom Documents, and all other obligations and indebtedness of Debtor to WorldCom of whatever kind and however created, whether now existing or hereafter arising:

                  (a) all equipment in all of its forms, wherever located, now or hereafter existing, all parts thereof and all accessions thereto, including, but not limited to, all machinery, satellite receivers, antennas, headend electronics, cables, telecommunications cable systems switches, telecommunications switching systems, computers, computer systems, furniture, motor vehicles, aircraft, rolling stock, operating equipment, and office equipment, including specifically, but without limitation, those certain items of equipment listed on Schedule 1 attached hereto and made a part
_________________

          (1) The security interest in the Pledged Collateral described herein is governed by that (i) certain Intercreditor Agreement dated as of April 12, 2000, by and between World Access, Inc., a Delaware corporation, and MCI WorldCom Network Services, Inc., a Delaware corporation and (ii) certain Intercreditor Agreement dated as of April 12, 2000, by and between World Access, Inc., MCI WorldCom Network Services, Inc., and RFC Capital Corporation, a Delaware corporation.

hereof (any and all such equipment, parts, and accessions being referred to herein as the "Equipment");

                  (b) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof; (ii) goods in which Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Debtor has an interest or right as consignee); and (iii) goods which are returned to or repossessed by Debtor and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products, and documents being referred to herein as the "Inventory");

                  (c) all accounts, accounts receivable, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, tax refunds and other obligations of any kind owing to Debtor, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, subleases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, or obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, and obligations, including those described in Section 2.1(e) hereto being referred to herein as the "Receivables");

                  (d) all end user and wholesale customer accounts, end user and wholesale customer bases, end user and wholesale letters of authorization, end user and wholesale service agreements, end user and wholesale customer lists, all documents containing the names, addresses, telephone numbers, and other information regarding Debtor's end users, subscribers, and wholesale customers, billing records, third-party verification records, call detail records, tapes, programs, printouts, disks, and other material and documents (in whatever media) relating to the recording, billing, or analyzing of any of the foregoing, and any other right to payment (collectively, the "Customer Base", "End User Base", or "Wholesale Base");

                  (e) all other general intangibles, whether now existing or hereafter arising and wherever arising, including, but not limited to, all (i) partnership, corporate, and other interests in and to any Person; (ii) letters of authorization, permits, licenses, consents, contract rights, franchises, documents, certificates, records, customer lists, customer and supplier contracts, easements, variances, certifications and approvals of tribunals, bills of lading (negotiable and non-negotiable), warehouse receipts, any claim of Debtor against WorldCom, liquidated or unliquidated, and other rights, privileges and goodwill obtained or used in connection with any property described in this Section 2.1; (iii) rights of Debtor under any equipment leases; and (iv) tax refunds and other refunds or rights to receive payment from
U. S. federal, state or local governments or foreign governments or other tribunals;

                  (f) all bank accounts, deposit accounts, and margin accounts, maintained by Debtor with financial institutions, brokers, dealers, and all other persons or entities relating to commodities and/or securities, including all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts;

                  (g) all investment property (as defined in Section 9-115 of the Uniform Commercial Code) ("Investment Property");

                  (h) to the extent it is possible to create a security interest or perfect a security interest in such Pledged Collateral by filing a UCC-1 financing statement centrally, or in the case of dual filing states, centrally and at the county level, as applicable, all of Debtor's fixtures now existing or hereafter acquired, all substitutes and replacements therefor, all accessions and attachments thereto, and all tools, parts, and equipment now or hereafter added to or used in connection with the fixtures on or above all real property now owned or hereafter acquired by Debtor;

                  (i) all Indefeasible Rights of Use in telecommunications cables and cable systems ("IRU's"), including but not limited to the IRU's described on Schedule 1 attached hereto and made a part hereof;

                  (j) all records and documents relating to any and all of the foregoing, including, without limitation, records of account, whether in the form of writing, microfilm, microfiche, tape, or electronic media;

                  (k) all obligations that support, and liens that secure, any of Debtor's foregoing rights to payment, whether now in existence or hereafter arising; and

                  (l) all substitutes and replacements for, accessions, attachments, and other additions to tools, parts, and equipment used in connection with, and all proceeds, products, and increases of, any and all of the foregoing Pledged Collateral (including, without limitation, proceeds which constitute property of the types described in this Section 2.1), in whatever form, whether cash or non-cash; interest, premium, and principal payments, redemption proceeds and subscription rights, and shares or other proceeds of conversions or splits of any securities in Pledged Collateral, and returned or repossessed Pledged Collateral; and, to the extent not otherwise included, all
(i) payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Pledged Collateral, (ii) cash and (iii) security for the payment of any of the Pledged Collateral, and all goods which gave or will give rise to any of the Pledged Collateral or are evidenced, identified, or represented therein or thereby;

provided, however, that the Pledged Collateral shall not include, and shall specifically exclude, any right, title or interest in, to or under any "Receivable", whether or not any such Receivable is a "Purchased Receivable," or the "Lockbox Account", as such terms are defined by that certain Receivables Sale Agreement, dated as of November 30, 1999, as may be amended from time to time, by and among Debtor and certain of its affiliates, individually and collectively as seller and subservicer thereunder, and RFC Capital Corporation, a Delaware corporation, located at 130 E. Chestnut Street, Suite 400, Columbus, Ohio 43215, as purchaser thereunder (the "Receivables Sale Agreement").

                  The inclusion of proceeds in this Agreement does not authorize Debtor to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized by this Agreement.

         2.2 SECURITY FOR OBLIGATIONS. This Agreement creates a second-priority security interest, securing the payment and performance of any and all of the Obligations, junior only to the liens and security interests of World Access, Inc. ("World Access"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Debtor, each Subsidiary, or any other Person to WorldCom under any WorldCom Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving Debtor, any Subsidiary, or any other Person (including, however, all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization, or like proceeding of Debtor, any Subsidiary or any other Person under any Debtor Relief Law).

         2.3 DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under the contracts and agreements included in the Pledged Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Pledged Collateral, and (c) neither Agent nor WorldCom shall have any obligation or liability under the contracts and agreements included in the Pledged Collateral by reason of this Agreement, nor shall Agent or WorldCom be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         2.4 AGREEMENT WITH RESPECT TO PLEDGED COLLATERAL. Debtor and Agent agree that to the extent that any of the Pledged Collateral may be deemed to be a Fixture as opposed to Equipment, Inventory or any other form of Pledged Collateral that may be perfected by the filing of a UCC financing statement, it is the intention of each of these parties that such Pledged Collateral be deemed to be Equipment, Inventory or any other form of Pledged Collateral that may be perfected by the filing of a UCC financing statement and such Pledged Collateral not be deemed to be a Fixture.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants, with respect to itself and the Pledged Collateral, as follows:

                  (a) All of the Equipment and Inventory pledged by Debtor hereunder is located at the places specified on SCHEDULE 2 hereto (as supplemented from time to time by Debtor by written notice to Agent) or in transit to a place specified on SCHEDULE 2 hereto (as supplemented from time to time by Debtor by written notice to Agent) or in transit (i) for sale to a third-party purchaser that, upon such sale, will become the obligor under a Receivable or (ii) in the ordinary course of Debtor's business. The chief place of business and chief executive office of Debtor and the office where Debtor keeps all of its records concerning the Receivables are set forth on SCHEDULE 15 of the Workout Agreement.

                  (b) All chattel paper, promissory notes, or other instruments evidencing the Receivables, and all Investment Property have been delivered and pledged to Agent or World Access, on behalf of Agent, as the case may be, duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge to be held as Pledged Collateral.

                  (c) Debtor is the legal and beneficial owner of, or has valid leasehold title to, the Pledged Collateral pledged by it free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement (other than Permitted Liens, as defined in the Credit Agreement. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction covering all or any part of the Pledged Collateral is on file in any recording office, except such as may have been filed (i) in respect of Permitted Liens and (ii) in favor of Agent relating to this Agreement. As of the date hereof, Debtor (including any corporate or partnership predecessor) has not existed or operated under any name other than as stated in the preamble to this Agreement.

                  (d) Debtor has possession and/or control of the Equipment and Inventory pledged by it hereunder.

                  (d) This Agreement and the pledge of the Pledged Collateral pursuant hereto creates a valid security interest in the Pledged Collateral senior to all other liens and encumbrances, other than the Permitted Liens, securing the payment of the Obligations which upon filings and other necessary actions to perfect such security interest will create a perfected, security interest in such collateral, junior only to the Permitted Liens, to the extent that such security interest can be perfected by filing a UCC financing statement.

                  (e) Except as described on SCHEDULE 3 hereto, no consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any tribunal is required (i) for the pledge by Debtor of the Pledged Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby or for the execution, delivery, or performance of this Agreement by Debtor, (ii) for maintenance of the pledge, assignment, and security interest created hereby or for the perfection of the pledge, assignment, and security interest created hereby by filing a UCC- I financing statement centrally, or in the case of dual filing states, centrally and at the county level, as applicable (including the first priority nature of such pledge, assignment, and security interest except for Permitted Liens) or
(iii) except as otherwise provided by law, for the exercise by Agent of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except for consents, authorizations, filings, notices, actions, and approvals by or with the FCC or any applicable PUC ("FCC and PUC Consents").

                  (f) Debtor possesses all material licenses and permits, including but not limited to all applicable certificates of occupancy, licenses, and permits and all health and sanitation permits, required for the operations of its business.

                  (g) Debtor has made no contract or arrangement of any kind or type whatsoever (whether oral or written, formal, or informal), the performance of which by the other party thereto could give rise to a lien on the Pledged Collateral (other than Permitted Liens), except for its contracts (all of which have been disclosed in writing to Agent) made by Debtor with parties who have executed and delivered lien waivers to Debtor, and which, in the opinion of Agent's counsel, will not create rights in existing or future lien claimants which may be superior to this Agreement.

                                    ARTICLE IV

                                    COVENANTS

         4.1 FURTHER ASSURANCES.

                  (a) Debtor agrees to obtain the necessary consent to or waiver of any restriction from any Person so as to enable Debtor to effectively grant to Agent the security interests contemplated under this Agreement.

                  (b) Debtor agrees that from time to time, at the expense of Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may reasonably request, in order to perfect and protect any pledge, assignment, or security interest granted or purported to be granted hereby, and the priority thereof, or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, upon written request by Agent, Debtor will: (i) mark conspicuously each chattel paper included in the Receivables, and, at the request of Agent, each of its records pertaining to the Pledged Collateral with the following legend:

         THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT DATED AS OF APRIL 12, 2000, MADE BY DEBTOR, IN FAVOR OF MCI WORLDCOM NETWORK SERVICES, INC., AS AGENT FOR MCI WORLDCOM, INC. AND ITS SUBSIDIARIES AND AFFILIATES.

or such other legend, in form and substance satisfactory to and as specified by Agent, indicating that such chattel paper or Pledged Collateral is subject to the pledge, assignment, and security interest granted hereby; (ii) if any Pledged Collateral shall be evidenced by a promissory note or other instrument or be chattel paper, deliver and pledge to Agent hereunder such note, instrument, or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto and such other instruments or notices, as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the pledge, assignment, and security interest granted or purported to be granted hereby.

                  (c) Debtor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Pledged Collateral without the signature of Debtor where permitted by applicable law. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by applicable law.

                  (d) Debtor will furnish to Agent from time to time statements and schedules (including schedules to this Agreement) further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as Agent may reasonably request, all in reasonable detail. Debtor will promptly furnish to Agent a copy of each new or renewal, restatement, or modification of any agreement included in Pledged Collateral or otherwise described in Section 2.1 herein.

                  (e) From and after the date hereof, Debtor shall not establish or maintain any deposit or similar bank account unless Agent receives prior written notice thereof, Debtor executes and delivers to Agent assignments of such account in such form as Agent may request, and the financial institution in which such account will be maintained delivers to Agent acknowledgments of the assignment of such account in form and substance satisfactory to Agent.

                  (f) In addition to such other information as shall be specifically provided for herein, Debtor and each of Debtor's Subsidiaries shall permit such site visitations and inspections and furnish to Agent such other information with respect to the Pledged Collateral as Agent may reasonably request from time to time in connection with the Pledged Collateral, or the protection, preservation, maintenance or enforcement of the security interest or the Pledged Collateral as provided pursuant to the terms of the Credit Agreement.

                  (g) Debtor shall not sell, lease, exchange, or otherwise dispose of any of the Pledged Collateral without the prior written consent of Agent.

                  (h) Debtor shall not suffer to exist any loss, theft, damage, destruction, levy, seizure, or attachment of any of the Pledged Collateral.

                  (i) Debtor shall diligently and in good faith use its best efforts to protect the value of the Pledged Collateral and to prevent any action from being taken that would or could, in the exercise of reasonable business judgment, jeopardize or diminish the security afforded to Agent by this Agreement or in any way diminish the value of the Pledged Collateral.

         4.2 EQUIPMENT, FIXTURES AND INVENTORY.

                  (a) Debtor shall keep the Equipment, Fixtures, and Inventory pledged by it hereunder (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 3.1(a) herein or, upon thirty days' prior written notice to Agent, at such other places in such jurisdiction where all action required by Section 4.1 herein shall have been taken with respect to the Equipment and Inventory.

                  (b) Debtor shall, and shall cause each Subsidiary of Debtor to, maintain or cause to be maintained all their material properties necessary to the conduct of their business (whether owned or held under lease) in reasonably good repair, working order, and condition, taken as a whole, and from time to time make or cause to be made all appropriate repairs, renewals, replacements, additions, betterments, and improvements thereto.

                  (c) Debtor shall, and shall cause each Subsidiary of Debtor to, pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it or its income or properties prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials, and supplies which, if unpaid, might become a Lien upon any of their properties, except those taxes, assessments, and charges contested by Debtor diligently in good faith, and for which adequate reserves have been established in accordance with GAAP. Debtor shall, and shall cause each Subsidiary of Debtor to, timely file all information returns required by federal, state, or local tax authorities.


         4.3 INSURANCE. Debtor shall, and shall cause each Subsidiary of Debtor to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability, but in no event less than the amount and types insured as of the date hereof. Debtor shall promptly furnish to Agent evidence of such insurance in form and content satisfactory to Agent. If Debtor fails to perform or observe any applicable covenants as to insurance on any of such Pledged Collateral, Agent may at its own option obtain insurance on only Agent's interest in such Pledged Collateral, any premium thereby paid by Agent to become part of the Obligations and bear interest as provided in the Note. In the event Agent maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by Debtor to Agent in accordance with any notice delivered to Debtor by Agent. Debtor hereby grants Agent a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment, or termination of any policy of insurance required by Agent and in all proceeds of such insurance and hereby appoints Agent its attorney-in-fact to endorse any check or draft that may be payable to Debtor in order to collect such refunds or proceeds. Any such sums collected by Agent shall be credited, except to the extent applied to the purchase by Agent of similar insurance, to any amounts then owing on the Obligations in accordance with the Note.

         4.4 PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES.

                  (a) Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all chattel paper (until delivered to Agent), at the location therefor specified in Section 3.1(a) herein. Debtor shall have given written notice thereof to Agent no later than thirty (30) days prior to the moving thereto. Debtor will hold and preserve such records and chattel paper and will permit representatives of Agent to inspect and make abstracts from and copies of such records and chattel paper as provided in the Credit Agreement. Debtor shall deliver to Agent or World Access, as the case may be, all instruments and Investment Property to be held by Agent or World Access, as the case may be, as collateral.

                  (b) Except as otherwise provided in this Section 4.4(b), Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Receivables. In connection with such collections, Debtor may take (and, at Agent's direction, shall take) such action as Debtor or Agent may deem reasonably necessary or advisable to enforce collection of the Receivables; PROVIDED, however, that Agent shall have the right (upon an Event of Default which is continuing) (without notice to Debtor) to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Agent and, at the expense of Debtor, to enforce collection of any such Receivables and to adjust, settle, or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done. Upon and after the occurrence of a Default or Event of Default that is continuing, all amounts and proceeds (including instruments) received by Debtor in respect of the Receivables shall be received in trust for the benefit of Agent hereunder, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Agent in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (a) released to Debtor so long as no Default or Event of Default shall have occurred and be continuing or (b) if any Default or Event of Default shall have occurred and be continuing, applied as provided herein. Debtor shall not adjust, settle, or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         4.5 TRANSFERS AND OTHER LIENS. Debtor shall not (a) sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, except for sales of Inventory in the ordinary course of business, or (b) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for Permitted Liens and the security interest under this Agreement.

         4.6 AGENT APPOINTED ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints Agent as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation (provided that the actions listed in each clause below, other than the obtainment and adjustment of insurance, may only be taken or exercised after the occurrence of an Event of Default):

                  (a) to obtain and adjust insurance required to be paid to Agent pursuant to Section 4.3 herein;

                  (b) to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in connection with the Pledged Collateral;

                  (c) to endorse and collect any drafts or other instruments, documents, and chattel paper; and

                  (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce compliance with the terms and conditions of any Pledged Collateral or the rights of Agent with respect to any of the Pledged Collateral. UPON AND AFTER THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT, DEBTOR HEREBY IRREVOCABLY GRANTS TO AGENT DEBTOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT) TO VOTE ANY SECURITIES COLLATERAL AND APPOINTS AGENT DEBTOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF AGENT'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

                                     ARTICLE V

                           RIGHTS AND POWERS OF AGENT

         5.1 AGENT MAY PERFORM. If Debtor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Debtor under Section 5.4 herein.

         5.2 AGENT'S DUTIES. The powers conferred on Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Agent accords its own property. Except as provided in this Section 5.2, Agent shall not have any duty or liability to protect or preserve any Pledged Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Agent, and Agent shall not be required or obligated, to (a) present or file any claim or notice or take any action with respect to any Pledged Collateral or in connection therewith or (b) notify Debtor of any decline in the value of any Pledged Collateral.

         5.3 REMEDIES. If any Event of Default shall have occurred and be continuing:

                  (a) Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to Agent, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the state in which the Pledged Collateral is located at that time (whether or not the Uniform Commercial Code applies to the affected Pledged Collateral), and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Agent forthwith, assemble all or part of the Pledged Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Pledged Collateral or any portion thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Agent may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, ten (10) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by Agent upon any sale of, collection of, or other realization upon, all or any part of the Pledged Collateral shall be applied as follows:

                          FIRST: To the payment of all out-of-pocket costs and expenses incurred in connection with the sale of, collection of, or other realization upon Pledged Collateral, including reasonable attorneys' fees and disbursements;

                          SECOND: To the payment of the Obligations as provided in the Credit Agreement and in such order and in such manner consistent with applicable laws as Agent in its reasonable discretion shall decide (with Debtor remaining liable for any deficiency); and

                          THIRD: To the extent of the balance (if any) of such proceeds,to the payment of the balance (if any) of such proceeds to Debtor or other Person legally entitled thereto.

                           (c) All  payments  received  by  Debtor  under or
in connection with any Pledged Collateral shall be received in trust for the benefit of Agent, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Agent in the same form as so received (with any necessary indorsement).

         5.4 INDEMNITY AND EXPENSES.

                           (a)      Debtor agrees to indemnify  Agent from
and against any and all claims, losses, and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), expressly including such claims, losses, or liabilities arising out of mere negligence of Agent, except claims, losses, or liabilities resulting from Agent's gross negligence or willful misconduct.

                           (b)      Debtor  will  upon  demand  pay to Agent
the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Debtor to perform or observe any of the provisions hereof. Any payments so made shall be a part of the Obligations, shall be payable upon demand, and shall bear interest as provided in Section 2 of the Credit Agreement.

         5.5 FURTHER APPROVALS REQUIRED. In connection with the exercise by Agent of its rights hereunder that affects the disposition of or use of any Pledged Collateral, it may be necessary to obtain the prior consent or approval of tribunals and other Persons to a transfer or assignment of Pledged Collateral, including, without limitation, the FCC and any applicable public utility commission or similar commission ("PUC"). In connection with the exercise by Agent of its rights hereunder relating to the disposition of or operation under any license issued by the FCC or any applicable PUC or any other authorizations, agreements, permits, licenses, and franchises constituting property of Debtor, it may be necessary to obtain the prior consent or approval of the FCC or any applicable PUC, other governmental authority, or other Persons to the exercise of rights with respect to the Pledged Collateral. Debtor hereby agrees to execute, deliver, and file, and hereby appoints (to the extent permitted under applicable law) Agent as its attorney upon the occurrence and during the continuation of an Event of Default to execute, deliver, and file on Debtor's behalf and in Debtor's name, all applications, certificates, filings, instruments, and other documents (including, but not limited to, any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Agent's opinion, to obtain such consents or approvals. Debtor further agrees to use its best efforts to obtain such consents or approvals upon and after the occurrence of a Default or Event of Default that is continuing. Debtor acknowledges that there is no adequate remedy at law for failure by Debtor to comply with the provisions of this section and that such failure would not be adequately compensable in damages and therefore agrees that this Section 5.5 may be specifically enforced.

                                  ARTICLE IV

                                 MISCELLANEOUS

         6.1 CUMULATIVE RIGHTS.   All rights of Agent under the Loan
Documents are cumulative of each other and of every other Right which Agent may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest granted hereby or the collection of the Obligations. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

         6.2 MODIFICATION, AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6.3 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until final payment in full of the Obligations and all amounts payable under this Agreement, (b) be binding upon Debtor, its successors, and assigns, and (c) inure to the benefit of and be enforceable by Agent and its successors, transferees, and assigns.

         6.4 GOVERNING LAW; WAIVER OF JURY TRIAL; SERVICE OF PROCESS.

                  (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE IN TULSA, OKLAHOMA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA AND THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST GRANTED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF OKLAHOMA. WITHOUT EXCLUDING ANY OTHER JURISDICTION AND NOT AS A LIMITATION OF THIS SECTION 6.4, DEBTOR AGREES THAT THE STATE AND FEDERAL COURTS OF OKLAHOMA LOCATED IN TULSA, OKLAHOMA, WILL HAVE JURISDICTION OVER ALL PROCEEDINGS IN CONNECTION HEREWITH. TO THE

MAXIMUM EXTENT PERMITTED BY LAW, DEBTOR AND AGENT HEREBY WAIVE ANY RIGHT THAT EITHER MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER WORLDCOM DOCUMENTS, OR ANY RELATED MATTERS, AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  (b) DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. DEBTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO DEBTOR AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL. NOTHING IN THIS SECTION 6.4 SHALL AFFECT THE RIGHT OF AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         6.5 NO AGENCY. Neither Agent nor WorldCom is an agent or representative of Debtor, and Debtor is not an agent or representative of Agent or WorldCom, and nothing in this Agreement shall be construed to make Agent or WorldCom liable to anyone for debts or claims accruing against Debtor.

         6.6 NO PARTNERSHIP OR JOINT VENTURE. This Agreement shall not in any respect be interpreted, deemed, or construed as making Agent a partner or joint venturer with Debtor or with any Subsidiary of Debtor or as creating any similar relationship or entity, and Debtor agrees that Debtor will not make any contrary assertion, contention, claim, or counterclaim in any action, suit, or other legal proceeding involving Agent and Debtor.

         6.7 AGENT'S RIGHT TO USE AGENTS. Agent may exercise its rights under this Agreement through an agent or other designee.

         6.8 NO INTERFERENCE, COMPENSATION, OR EXPENSE. Agent may exercise its rights under this Agreement (a) without resistance or interference by Debtor and (b) without payment of any rent, license fee, or compensation of any kind to Debtor.

         6.9 WAIVER. No waiver of any Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver be deemed to be a continuing waiver. No delay or omission by Agent in exercising any Right hereunder, or under any other Loan Documents, shall impair any such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right of Agent hereunder or under such other agreements.

          6.10 WAIVERS BY DEBTOR. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, or of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; and waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any Subsidiary. Debtor waives (a) any claim that, as to any part of the Pledged Collateral, a public sale, should Agent elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Pledged Collateral, (b) except as otherwise provided in this Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH AGENT'S DISPOSITION OF ANY OF THE PLEDGED COLLATERAL, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE, AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF AGENT'S RIGHTS HEREUNDER, and (c) all rights of redemption, appraisal, or valuation.

         6.11 OTHER PARTIES AND OTHER COLLATERAL. No renewal, increase, or extension of, or any other indulgence with respect to, the Obligations or any part thereof, no release, exchange, or taking of any security, no release of any Person (including any Subsidiary, maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, no delay or omission or lack of diligence or care in exercising any Right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement, and no other circumstance or event which might constitute a defense available to or discharge of Debtor, any Subsidiary, or any other Person, shall in any manner impair or affect the rights of Agent hereunder, under any other of the Loan Documents, at law, or in equity. Agent need not file suit or assert a claim for personal judgment against any Person for any part of the Obligations or seek to realize upon any other security for the Obligations before foreclosing upon the Pledged Collateral for the purpose of paying the Obligations. Debtor waives any Right to the benefit of or to require or control application of any other security or proceeds thereof and agrees that Agent shall have no duty or obligation to Debtor to apply any such other security or proceeds thereof to the Obligations. Debtor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligations or require suit against Debtor, any Subsidiary, or others, whether arising pursuant to any statutory or case law of any jurisdiction or otherwise.

         6.12 NOTICES. All notices, communications, and materials to be given or delivered pursuant to this Agreement shall be given or delivered in the manner provided in, and shall be deemed the effective in accordance with, the provisions of the Credit Agreement. For purposes of notices, communications, and materials to be given or delivered pursuant to this Agreement, addresses and facsimile numbers and the individuals or departments to whose attention the same shall be directed are, for Agent, as set forth in the Credit Agreement and are, for Debtor, as follows:

               If to Debtor:             ____________________________
                                         ____________________________
                                         ____________________________
                                         ____________________________
                                         ____________________________

               with a copy to:           Riordan & McKinzie
                                         Twenty-Ninth Floor
                                         300 South Grand Avenue
                                         Los Angeles, California 90071
                                         Facsimile No.:  (213) 229-8550
                                         Attention: Richard J. Welch

or at such other addresses or facsimile numbers or to the attention of such other individuals or departments as Debtor may hereafter specify in a notice to the other party specifically captioned "Notice of Change of Address."

         6.13 PARTIES BOUND. This Agreement shall be binding on Debtor and its successors, assigns, and other legal representatives and shall inure to the benefit of Agent and its successors and assigns; PROVIDED, however, that Debtor may not assign its rights or obligations hereunder without the prior written consent of Agent. The rights, powers, and interests held by Agent hereunder may be transferred or assigned, in whole or in part.

         6.14 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

         6.15 CONTROL. Notwithstanding anything herein to the contrary, this Agreement and the transactions contemplated hereby do not and shall not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership by Agent of Debtor or any issuer of the Pledged Collateral, or control, affirmative or negative, direct or indirect, by Agent or WorldCom over the management or any aspect of the day-to-day operation of Debtor or any such issuer, which control remains in Debtor, each such issuer, and their respective boards of directors, partners, and officers (as appropriate); PROVIDED, however, that if Agent becomes the owner of any partnership interest, or other equity or ownership interest in any issuer whether through foreclosure or otherwise, Agent shall be entitled to exercise such legal rights as it may have by being an owner of such partnership interest or other equity or ownership interest.

         6.16 HEADINGS;   CONSTRUCTION.   The headings of the articles,
sections, and subsections of this Agreement are for the convenience of reference only, are not to be considered a part hereof or thereof, and shall not limit or otherwise affect any of the terms hereof. Whenever the singular or plural number, or the masculine, feminine, or neuter gender is used herein, each shall equally include the other.

         6.17 WORLDCOM DOCUMENT. This Agreement is a WorldCom Document executed pursuant to the Workout Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions thereof.

         6.18 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         6.19 ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO REGARDING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO REGARDING THE SUBJECT MATTER HEREOF. THERE ARE NO CONTEMPORANEOUS ORAL AGREEMENTS WITH RESPECT TO THE SUBJECT MATTER HEREOF.

         6.20     TIME. Time is of the essence of this Agreement.

         IN WITNESS WHEREOF, Debtor and Agent, for the benefit of WorldCom, have caused this Agreement to be duly executed and delivered as of the date first above written.

                                  DEBTOR:

                                  By:________________________

                                              By:_________________________
                                              Its:________________________

                                  Attest:_________________________________
                                  Name: __________________________________
                                  Title:__________________________________

                                  (CORPORATE SEAL)

                                  AGENT:

                                  MCI WORLDCOM NETWORK SERVICES, INC.

                                  By:_____________________________________
                                  Name:___________________________________